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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                Form 8-K

                             Current Report

       Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 29, 1998


                             Chevron Corporation
                             -------------------
           (Exact name of registrant as specified in its charter)

          Delaware                    1-368-2                   94-0890210
  ---------------------------    ----------------------    -------------------
 (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer No.)
   of incorporation )

        575 Market Street, San Francisco, CA                      94105
      -----------------------------------------             -----------------
      (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code: (415) 894-7700


           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------
        On January 22, 1998, Chevron Corporation issued a press release announcing preliminary, unaudited earnings for the year ending December 31, 1997.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

       (c)  Exhibits.

            99.1 Press Release of Chevron Corporation dated January 22, 1998, entitled "Chevron Reports Record 1997 Net Income of $3.310 Billion"


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 29, 1998
                                                CHEVRON CORPORATION



                                                By    /s/ S. J. CROWE
                                                  -----------------------
                                                S. J. Crowe, Comptroller
                                                (Duly Authorized Officer)